Exhibit 10.3
AMENDMENT NO. 1
TO INTERCREDITOR AGREEMENTS AND SECURITY AGREEMENT
     AMENDMENT NO. 1 dated as of June 24, 2010 (this “Amendment”) to (x) INTERCREDITOR AGREEMENT, dated as of May 2, 2008 (as amended, modified or otherwise supplemented from time to time, the “Bermudian Intercreditor Agreement”) among ACS 2008-1 LIMITED, a Bermuda exempted company, as borrower (the “Bermudian Borrower”), ACS AIRCRAFT FINANCE IRELAND 3 LIMITED, an Irish private limited liability company, as guarantor (the “Irish Borrower” who, together with the Bermudian Borrower, the “Borrowers”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK f/k/a Calyon (New York Branch), a societe anonyme organized under the laws of France, acting through its NEW YORK BRANCH (the “Facility Agent”, the “Collateral Agent” and the “Liquidity Facility Provider”), AIRCASTLE ADVISOR LLC, a limited liability company organized under the laws of the State of Delaware (“AA Delaware”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), in its capacity as the person appointed as operating bank (the “Operating Bank”), (y) INTERCREDITOR AGREEMENT, dated as of May 2, 2008 (as amended, modified or otherwise supplemented from time to time, the “Irish Intercreditor Agreement” which, together with the Bermudian Intercreditor Agreement, the “Intercreditor Agreements”) among the Irish Borrower, as borrower, the Bermudian Borrower, as guarantor, the Facility Agent, the Collateral Agent, the Liquidity Facility Provider, AA Delaware and the Operating Bank and (z) SECURITY AGREEMENT, dated as of May 2, 2008 (as amended, modified or otherwise supplemented from time to time, the “Security Agreement”) among the Irish Borrower, the Bermudian Borrower, AA Delaware, the additional grantors referred to therein, the Facility Agent, the Collateral Agent and the Operating Bank.
WITNESSETH:
     WHEREAS, each of the parties hereto are party to the Intercreditor Agreements and, to the extent required, the Security Agreement;
     WHEREAS, each of the parties hereto have agreed to amend the Intercreditor Agreements and the Security Agreement in certain respects as provided herein;
     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in the Intercreditor Agreements.
     Section 2. Amendments; Agreements; Etc.
     (a) Amendment to Intercreditor Agreement. The definition of “Adjusted Appraised Value” set forth in Section 1.01 of the Intercreditor Agreements is hereby amended and restated in its entirety as follows:

     ““Adjusted Appraised Value” means, as of any Payment Date and in respect of any Aircraft, the lower of (a) the maintenance adjusted current market value of such Aircraft (plus 75% of (x) amounts on deposit in the Lessee Funded Account or Maintenance Reserve Account in respect of such Aircraft and (y) amounts available for drawing under any Qualifying Maintenance LCs issued in respect of such Aircraft) and (b) the maintenance adjusted base value of such Aircraft (plus 75% of (x) amounts on deposit in the Lessee Funded Account or Maintenance Reserve Account in respect of such Aircraft and (y) amounts available for drawing under any Qualifying Maintenance LCs issued in respect of such Aircraft), in each case as determined in the most recent annual Appraisal prepared by the Appraiser in accordance with Section 5.03(i) hereof, as each such value (but not such deposits) shall be reduced by 0.50% for each full month since the date of such Appraisal; provided that for the purposes of calculating the Required LTV the aggregate amount of Qualifying Maintenance LCs for the purposes of calculating the Adjusted Appraised Value for all Aircraft shall not exceed $20,000,000.”
     (b) Amendment to Security Agreement. The definition of “Letter of Credit” set forth in Section 1.01 of the Security Agreement is hereby amended and restated in its entirety as follows:
     “Letter of Credit” means any (a) “letter of credit” as defined in Section 5-102 of the UCC or (b) bank guarantee or credit support issued by a Qualifying LC Provider.
     (c) Additions. The following definitions are hereby added to Section 1.01 of the Intercreditor Agreements:
     ““Qualifying LC Provider” means a reputable banking institution in either the United States or London, England who shall have a senior, unsecured and unguaranteed long-term dollar-denominated debt rating of “AA-” from Standard & Poor’s or “Aa3” from Moody’s.”
     ““Qualifying Maintenance LC” means, as of any Payment Date, any irrevocable standby letter of credit (i) provided under the Lease of an Aircraft to secure the relevant Lessee’s obligations in respect of maintenance repairs, airworthiness directives and/or redelivery requirements, (ii) in a customary form, issued under Uniform Customs and Practice for Documentary Credits, (iii) payable in dollars, (iv) the place of presentment of drafts or demands under which to be in the United States, London, Frankfurt or Paris, (v) payouts under which to be not subject to withholdings, (vi) in customary form for standby letters of credit with sight draft and/or sight draw certificate specifying, inter alia, that a default has occurred under such Lease, (vii) issued or confirmed by a Qualifying LC Provider, (viii) having an expiry date no earlier than 30 days after such Payment Date and (ix) with respect to which executed undated originals of all drafts, certificates, powers of attorney and other documents required to be presented in order to render it practicable for the Collateral Agent acting alone to procure the honor of such letter of credit shall have been delivered to the Collateral Agent; provided that the bank guarantees issued by Fortis Bank (Nederland) N.V. with serial nos. NLEGG006070 and NLEGG004134 under the leases of the Aircraft with manufacturer’s serial numbers 24066 and 24226, as from time to time extended, shall also be deemed Qualifying Maintenance LCs if, as of such Payment Date, the Dutch government owns 100% of Fortis Bank (Nederland) N.V. and the senior, unsecured and unguaranteed long-term dollar-denominated debt obligations of Fortis Bank (Nederland) N.V. are rated A- or higher by Standard & Poor’s, and clauses (viii) and (ix) above shall be satisfied.”
     Section 3. Delivery of Qualifying Maintenance LCs. The Collateral Agent may at its option from time to time by notice to the Borrower and the Guarantor request that the original instruments comprising any or all Qualifying Maintenance LCs be delivered to the Collateral Agent. Promptly upon such notice, the Borrower and Guarantor shall cause the original instruments comprising such Qualifying Maintenance LCs to be delivered to the Collateral Agent.

     Section 4. Miscellaneous. Except as otherwise specified in this Amendment, the Intercreditor Agreements and the Security Agreement shall remain in all respects unchanged and in full force and effect and is hereby ratified and confirmed; provided, however, in the event of any conflict between any provisions of the Intercreditor Agreements or the Security Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail. From and after the date of this Amendment, all references to “this Agreement” in the Intercreditor Agreements and in the Security Agreement shall be deemed to be references to the Intercreditor Agreements or the Security Agreement, as applicable, as amended by this Amendment.
     By its signature hereto, each of the parties hereto (other than the Operating Bank) hereby request and direct the Operating Bank to execute and deliver this Amendment and to take any and all further action necessary or desirable to effect the transactions contemplated hereby.
     Section 5. Incorporation by Reference. Sections 8.02, 8.03, 8.05, 8.08, 8.09, 8.10, 8.11, 8.12, 8.13 and 8.14 of the Intercreditor Agreements are incorporated herein and made applicable to this Amendment.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ACS 2008-1 LIMITED,
By	/s/ Ron Wainshal
	Name:	Ron Wainshal
	Title:	Director

SIGNED AND DELIVERED

On behalf of

ACS AIRCRAFT FINANCE IRELAND 3 LIMITED,

by its duly appointed attorney

By	/s/ Jane O’Callaghan
Name: Jane O’Callaghan
Title: Director

in the presence of:

By	/s/ Taryn Alcala
Name: Taryn Alcala
Title: Administrator

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK f/k/a Calyon (New York Branch), acting through its NEW YORK BRANCH, as the Facility Agent, the Collateral Agent and the Liquidity Facility Provider

By	/s/ Ted Vandermel
Name: Ted Vandermel
Title: Director

By	/s/ Edward Chu
Name: Edward Chu
Title: Vice President

AIRCASTLE ADVISOR LLC, as the Administrative Agent

By
/s/ Joseph Schreiner Name: Joseph Schreiner
Title: Executive Vice President

By
/s/ Ron Wainshal Name: Ron Wainshal
Title: Chief Executive Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Operating Bank
By	/s/ Louis Bodi
	Name:	Louis Bodi
	Title:	Vice President

By	/s/ Sue Kim
	Name:	Sue Kim
	Title:	Associate

Consented and Agreed: [Required Lenders]
By
Name:
Title: